Annual Meeting of Stockholders	Exhibit 99.1
April 22, 2003
Remarks

Good afternoon and welcome again to our 2003 Annual Meeting of stockholders. We are pleased to have such a large gathering of interested stockholders of the Company. We have with us today stockholders and representatives from the brokerage and analyst community as well as a number of our staff here today along with our Board of Directors. On behalf of our Board, I welcome you and extend our gratitude for your loyalty and your interest in First Community Bancshares.

Now if I could take a few minutes I would like to introduce some of our special guests with us today.

As always, we are pleased to have representatives from our Independent Auditing firm of Ernst & Young. Representing Ernst & Young we have John Gianola, Managing Partner for the Charleston area and Engagement Partner for First Community Bancshares. Also from Ernst & Young, we have Rob Johnson, who is the Senior Manager for our engagement team.

One of our valued business partners is Charles Ryan and Associates. CRA assists us with our Marketing, Public Relations and Investor Relations. We would like to introduce those representatives with us today. They are, Charlie Ryan, Principal and Chief Executive Officer, Mr. Harry Peck, President of Charles Ryan Associates; Mr. Rick Mogielski, Vice President and Creative Director; Ms. Karyn Durham, Senior Vice President; and Ms. Ann Beldon, our Account Executive.

Also with us today is our newly appointed President and Chief Executive Officer at our Mortgage subsidiary, Ms. Pat Taylor. Pat just joined us in March and we are very glad to have here on board in Richmond and here with us today.

We are also fortunate to have a distinguished delegation from the Board of Directors of our soon-to-be affiliate, CommonWealth Bank. With us from the CommonWealth Board are J. E. Causey Davis, President and CEO of CommonWealth Bank; Mr. Thomas Jefferson III, Board Member; Mr. Harold V. Groome, Owner of Groome Transportation and Mr. Groome will be joining us on the First Community Bank and Bancshares Boards upon completion of the merger; and last but certainly not least, Delegate Franklin P. Hall, Chairman of the Board of Directors of CommonWealth Bank and Minority Leader in Virginia House of Delegates. Mr. Hall will also be joining us on the Bank Board.

We also have another special guest with us from Nasdaq. Mr. Mark Esposito; Mark is Vice President for the Corporate Client Group for the Eastern Region of the Nasdaq Stock Market.

We welcome each of you along with our other special guests this afternoon and express our appreciation for your attendance today.

Now while our proxy committee performs the tabulation of the voting I would like to spend some time reviewing the results of our recently completed year. I will also bring you up to date on recent developments within the Company which represent significant progress on the strategic direction of the Company.

(Net Income slide)

Beginning with the performance of the Company in 2002, I am pleased and proud to report that we have completed another year of growth and record performance at First Community

Bancshares. Fiscal 2002 was, beyond doubt, the best year in the history of the Company. Most every component of operations showed improvement or reached record highs during the year. These results were obtained in an environment which was less than optimum in the sense that we continued to suffer from national recessionary pressures, a high degree of uncertainty in the geopolitical area and we saw interest rates dip further reaching 40 year lows. Despite these challenges we were able to achieve a very substantial 29% increase in net income between 2001 and 2002 with net income for the recently completed year of $24.7 million. This compares with net income of $19.1 million in 2001 and continues a four year trend of steadily improving earnings. The 2002 increase of $5.6 million or 29% is substantially stronger than previous year increases due to improved margins and the contribution by new divisions added in 2000 and 2001. In 2002 we saw contributions of pre-tax earnings of $1.6 million and $1.2million from our new Southside and Clifton Forge Virginia divisions. We also benefited from continued profitability at our Richmond-based mortgage company, United First Mortgage.

A portion of the $5.6 million increase, about $1.8 million, is the result of the required adoption of new accounting standards which eliminated the amortization of goodwill stemming from business acquisitions.

(Net Overhead Slide)

An important element of profitability is our ability to control overhead and the general level of operating costs. As you can see from this slide we have not only held net overhead to reasonable levels, but with the contribution of increased fee revenue, and cost controls we have actually reduced net overhead over the five year horizon from 2.06% to 1.48%.

(EPS Slide)

On our next slide we see the five-year trend in diluted earnings per share. Similar to the net income chart, we see a four year favorable trend with, again, a very significant 29% increase in 2002 over 2001.

(ROE Slide)

Return on Average Equity is illustrated this next slide. This is a key indication of our ability to produce return on investment. In 2002 we were able to achieve an increase over the 2001 return with a 17.16% ROE. This increase in return on investment reflects the improved net income illustrated in the first chart combined with improved leverage from the branch acquisitions in late 2001. Our hats are off to our conversion teams, our IT, Finance and Marketing departments for the fine work they do which enables us to pursue transactions such as this.

In financial terms 2002 was a tremendous year for First Community. We were able to operate at a very high level of performance under challenging and uncertain circumstances.

(1st Quarter Slide)

We are fortunate to be able to also present to you today our First Quarter results for 2003. These first quarter results indicate a strong start for the year with quarterly net income of $6.7 million, an increase of 6.8% over the first quarter of 2002. We are also reporting another increase in ROE from 17.16% in the full year of 2002 to 17.63% for the first quarter of 2003. We are pleased to be off to a good start for 2003, but we will again face the challenges of continued low rates, the possibility of margin compression, slow economic growth within some of our markets and of course, the constant challenge of controlling credit costs.

(NPA Slide)

Asset quality is an area where we feel we have made great strides in the last three years. Since 1999 we have reduced the level of non-performing assets by almost 50%. Very good progress was made in 2002 with a 25% reduction in overall non-performing assets to the level of $6 million, down from $8 million in 2001 and down from $11.1 million at the end of 1999.

(NPL Slide)

Concurrent with the reduction in non-performing loans, we were also growing the level of total loans outstanding. These two factors combined for a reduction in Non-performing loans to total loans from 1.3% in 1999 to .3% at the end of 2002; that equates to a 77% reduction in the percentage of non-performing loans. Our allowance for loan losses as a percentage of non-performing loans increased from 130% to a very strong 455%. With these improvements in the level of non-performing assets and the current position of our allowance for loan losses, we now rank high among our peers in the area of asset quality. We need to acknowledge and thank our Credit Administration Department as well as our Divisional CEOs, lenders and our Collection staff for a tremendous job in this important area.

(FCBI Financial Group)

Our Company has made significant progress in initiation of new strategic direction over the past 18 months. We have invested heavily in technology to enable us to enhance efficiency. We have targeted new service areas of strategic importance for the future expansion of the Company. Our plan is to build a strong central corporate organization capable of supervising the growth and operation of our core community banking group and supplement that core business with allied financial services such as Insurance and Securities Brokerage services, Investment and Wealth Management services as we continue to grow our mortgage-related business.

(2007 Franchise Map)

We have identified new markets where the Company can continue its aggressive growth. But as we pursue these markets in Eastern Virginia and the Piedmont/Triad in North Carolina, we have not and will not slight our existing markets in West Virginia and Southwest Virginia. These have been strong markets for us and they serve as the foundation of our profitable operations and the base from which we will grow.

(Current Franchise Map)

New branches were established over the past year and a half here in Bluefield Virginia, in Athens West Virginia and in

(Ridgeview/Emporia Branch Slide)

Emporia Virginia. We have recently acquired land in Princeton for our new 12,000 square foot planned facility on Stafford Drive. These new branches are designed to protect and build on our market leadership positions in these areas

(De Novo Branch Slide)

Other planned branches are in progress in North Carolina. We recently completed the acquisition of two branches in Winston-Salem which we hope to open for operations by the end of the Second Quarter. The University Parkway Branch is pictured here. These branches will establish First Community Bank in this, the third largest MSA in North Carolina and will serve as a base for continued expansion within this market.

(CommonWealth Slide)

We have now received regulatory approval for our pending acquisition of CommonWealth Bank in Richmond Virginia. With four branches in the Richmond Metro Market and with the superb staff and recent success of CommonWealth Bank, we believe this will provide an optimum entry into the Richmond market. This is an important acquisition for our Company because it again establishes us in a key MSA within our targeted Mid-Atlantic market and will build on our existing base of commercial business in that market and will provide operational efficiencies in conjunction with our Richmond mortgage company and our Southside Virginia operations.

(Stone Capital Management Slide)

We were also able to expand services in 2002. Our Financial Services offerings were expanded to include personal wealth management through the acquisition of Stone Capital Management. Stone Capital will provide a platform for the expanded offering of these services in selected markets throughout our branch network. Stone Capital is a Registered Investment Advisory firm and currently has $94 million in Assets Under Management. Stone Capital was recognized in Bloomberg Wealth Manager as one of the top performing Wealth Managers in 2001.

(Index Powered CD Slide)

While we have been busy growing the Company, we have not ignored the need to provide good service and innovate. In March we launched our newest and perhaps most innovative product to-date. The Index Powered Cert. of Deposit is an FDIC insured Cert. of Deposit which provides returns paralleling the S & P 500 but with no risk to principal. This promises to be a valuable product to investors interested in stock market returns but with less tolerance for risk.

(Nasdaq Slide)

On April 1, 2003 First Community Bancshares began trading on the Nasdaq National Market. After a short one and a half years on the SmallCap Market, and with continued growth in the market capitalization of the Company and recent advances in the geographic expansion of the Company it was a natural progression to move to this larger market with greater exposure and coverage for the Company. In time it is hoped that this move will lead to additional market-makers for our stock, added coverage by stock analysts and increased trading volume through the efficiencies offered in the National Market.

(Market Value Slide)

Our stock continued to perform well throughout 2002 and through the first quarter of 2003. As illustrated in this slide we have demonstrated a consistent two and a half year period of appreciation in the value of our stock.

(Total Return Slide)

In 2002 First Community common stock produced a total return of 18% including an approximate 3.5% cash dividend. This follows an exceptional 70% total return in 2001.

(Dividend Slide)

Dividends continue to increase. 2002 marked our eighteenth year of continued increases in regular cash dividends. We have maintained a strong dividend policy and regard this as an important element of the First Community investment.

While 2002 was an outstanding year for First Community, that was not the case for the broad markets. Recession, war, the threat of war, terrorism, weakened corporate earnings and a crisis of confidence in financial reporting by corporate America has taken a heavy toll on market values, broad indexes, stock portfolios, pension assets and 401(k)s. Recession is unavoidable in the long run and represents the countercyclical element of periods of economic growth. War is painful but can be followed by the triumph of freedom as we have seen in recent days and weeks. Unfortunately, our crisis of confidence in financial reporting stems from human ills which have plagued society since the beginning of time. Greed, dishonesty and lust for power lead to the failure of a few very large and visible companies in 2001 and 2002. There are no excuses for the cultures and actions that lead to these failures and perhaps no legislated answer to the problem. Corporate integrity stems from systems for accountability, checks and balances, personal integrity and strong corporate governance.

(Board of Directors Slide)

Corporate governance is delegated by you the stockholders to the board of directors. In our case, a group of twenty, educated in the principles of leadership, good business practices and seasoned through years of business experience. You are fortunate have such a dedicated group of professionals who assume the responsibility of leadership and governance for this Company.

First Community has a strong culture and Internal Control Environment. It also adheres to practices which promote integrity, accountability and control. In 2002 we revisited our business and corporate governance practices as we, along with 14,000 other public companies responded to the Sarbanes, Oxley Act of 2002. While we already employed practices which support fair and complete financial reporting and full disclosure, we redoubled our efforts and added procedures designed to add layers of controls and protection against a failure in these critical areas.

(FRDC Slide)

In June 2002 we formed our Financial Reporting and Disclosure Committee, we refer to it as FRDC. It meets frequently to review periodic public reports to the SEC and to evaluate the level and fairness of financial disclosures. It includes senior and executive officers of the company, financial statement drafters and our Audit Committee Chairman and it is attended by our Internal and External Auditors and SEC Counsel. In July we initiated Business Trends meetings designed to analyze environmental factors and threats which might require adjustment or disclosure in the financial statements.

(Audit Committee Slide)

Our Audit Committee is a strong, financially literate team that works very hard in their constant review of internal and external audit affairs of the Company. They take very seriously, their role in review of financial information and disclosures and preserving the financial integrity of our Company.

In recent weeks have revised our Audit Committee Charter and we initiated review of our already strong Corporate Code of Conduct and added provisions for annual review, training and officer acknowledgements. In the second quarter of 2002 we incorporated CEO and CFO certifications of periodic reports and added sub-certifications by subordinate officers. All of these measures serve to further formalize a series of controls and processes which have been long-standing practice in the preparation of our financial information and the conduct of our business. We are fortunate that we have a history of strong financial performance and reporting and with continued review of our processes and a strong governing board we hope to continue to be worthy of your confidence and support.

(Applause)

That concludes our review of our 2002 operations and we thank you again for your support and confidence in First Community Bancshares and your role in helping us achieve another record year.

(American Flag Slide)

Before we move into the business portion of our meeting, we would like to take a moment and pay tribute to the many men and women who have served unselfishly in the campaign in the Gulf Region as well as those who continue to serve in other areas of conflict and those who serve here at home. It is difficult to describe the sense of pride we all feel in the manner in which they have conducted a very difficult campaign. Our staff has put together a short pictorial essay as a tribute to these men and women. We believe it is a fitting tribute and we hope you enjoy it.

     (Pictorial Essay)

     (Applause)

First Community Bancshares, Inc.

First Community Bancshares, Inc.

First Community Bancshares, Inc.

Earnings Performance

Net Income ($)

25
20
15
10
5
13.1
16.9
17.1
19.1
24.7
1998
1999
2000
2001
2002

Amount in Millions

Earnings Performance 1998 1999 2000 2001 2002 13.1 16.9 17.1 19.1 24.7 Net Income ($) Amount in Millions

First Community Bancshares, Inc.

Earnings Performance

Net Overhead Ratio (%)

2.50
2.00
1.50
1.00
0.50
0.00
2.06
1.96
1.64
1.39
1.48
1998
1999
2000
2001
2002

Earnings Performance 1998 1999 2000 2001 2002 2.06 1.96 1.64 1.39 1.48 Net Overhead Ratio (%)

First Community Bancshares, Inc.
Earnings Performance

Diluted Earnings Per Share ($)

2.60
2.40
2.20
2.00
1.80
1.60
1.40
1.20
1.00
1.35
1.75
1.78
1.92
2.48
1998
1999
2000
2001
2002

Earnings Performance 1998 1999 2000 2001 2002 1.35 1.75 1.78 1.92 2.48 Diluted Earnings Per Share ($)

First Community Bancshares, Inc.
Earnings Performance

Return on Average Equity (%)

20
15
10
5
0
13.02
16.23
15.7
14.8
17.16
1998
1999
2000
2001
2002

Earnings Performance 1998 1999 2000 2001 2002 13.02 16.23 15.7 14.8 17.16 Return on Average Equity (%)

Category Q1-02 Q1-03 Net Income $6,317,000 6,748,000 EPS Basic $0.64 $0.68 Diluted EPS $0.64 $0.68 ROE 18.67% 17.63% ROA 1.76% 1.81% First Quarter 2003 Results

First Community Bancshares, Inc.
Asset Quality

Non-Performing Assets ($)
Loans & OREO

14,000
12,000
10,000
8,000
6,000
4,000
2,000
11,687
11,098
9,011
8,013
6,021
1998
1999
2000
2001
2002
Amount in Thousands

Asset Quality 1998 1999 2000 2001 2002 11687 11098 9011 8013 6021 Non-Performing Assets ($) Loans & OREO Amount in Thousands

First Community Bancshares, Inc.

Asset Quality

Non-Performing Loans (%)
(As a Percent of Loans)

1.50
1.00
0.50
0.00
1.30
1.30
0.80
0.60
0.30
1998
1999
2000
2001
2002

Asset Quality 1998 1999 2000 2001 2002 1.3 1.3 0.8 0.6 0.3 Non-Performing Loans (%) (As a Percent of Loans)

First Community Bancshares, Inc.
Strategic Direction

FCBI Financial Group

Corporate Organization
Administration
Operations
Finance/ Control
Technology Services
Credit Services
First Insco (Insurance)
P&C/ Life & Health
Annuities
FCBNA Community Banking Group (15 Divisions in 4 States)
Financial Services Group
Fiduciary
Investment Management
Financial Planning
Employee Benefits
First Securities (Broker/Dealer)
Brokerage
Trading
Research
Mortgage Banking
Retail
Wholesale
Community Realty
Brokerage
Management

Strategic Direction Corporate Organization Administration Operations Finance/ Control Technology Services Credit Services First Insco (Insurance) Annuities First Securities (Broker/Dealer) Research Brokerage Trading FCBNA Community Banking Group (15 Divisions in 4 States) Mortgage Banking Wholesale Retail Community Realty Management Brokerage Employee Benefits Financial Services Group Fiduciary Investment Management Financial Planning FCBI Financial Group P&C/ Life & Health

First Community Bancshares, Inc.
Strategic Direction

Projected FCBI Franchise (2007)

Baltimore
Washington, D.C.
WEST VIRGINIA
Charlottesville
Chesapeake Bay
Richmond
Roanoke
Virginia Beach
Newport News
Chesapeake
VIRGINIA
FCBC Headquarters
Current FCB Branch
Current UFM Office
Potential Future FCB Branch
Winston-Salem
Greensboro
Durham
Raleigh
NORTH CAROLINA
Charlotte

Strategic Direction Projected FCBI Franchise (2007)

First Community Bancshares, Inc.

Key Surrounding Cities
FCBNA Branch Locations
FCBC Headquarters
Newly Acquired Branches
To Be Acquired
UFM
Stone Capital Management

41 full-service locations 11 mortgage offices Opened 2 new full-service branches in Emporia and Bluefield, Virginia 3 acquired WV branches Acquired Stone Capital Management, Inc. Signed definitive merger agreement with CommonWealth Bank of Virginia

First Community Bancshares, Inc.

New FCB Branches

First Community Bank

New FCB Branches West Atlantic Street, Emporia, Virginia Full-service location Opened September 2002 Ridgeview Plaza, Bluefield, Virginia Full-service location Opened November 2002

First Community Bancshares, Inc.

De Novo Branches

First
Community Bank

University Parkway

De Novo Branches Expansion into Winston Salem, NC through 2 De Novo locations University Parkway Waughtown Street June 2003 anticipated opening University Parkway

CommonWealth Bank of Virginia Virginia chartered commercial bank Total assets of $151 million Headquartered in Richmond, Virginia 4 full-service locations in the Richmond metro area FCB signed a definitive merger agreement pursuant to approval Received regulatory approval and awaiting shareholder approval; meeting scheduled for May 21, 2003

Stone Capital Management SEC Registered Investment Advisory Firm Assets of $94 million Based in Beckley, WV Recognized in 2001 Bloomberg Wealth Manager as one of the top performing wealth management firms Currently operates in conjunction with First Community's Trust and Financial Services Division

First Community Bancshares, Inc.

INDEX POWERED® CD

Rate of Interest Powered by the S&P(r) 500 FDIC Insured $5,000 Minimum Deposit 5 Year Term

First Community Bancshares, Inc.
NASDAQ National Market

Now Proudly Traded on the NASDAQ® National Market

FCBC 32.97 ▲

As of 4/14/03

NASDAQ National Market As of 4/14/03 Now Proudly Traded on the National Market

First Community Bancshares, Inc.

Earnings Performance

Market Value Per Share

FCBC Daily
4/17/03
34
33
32
31
30
29
28
27
26
25
24
23
22
21
20
19
18
17
16
15
Volume
©BigCharts.com
250
200
150
100
50
0
Thousands
Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 02 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 03 Feb Mar Apr

Earnings Performance Market Value Per Share

First Community Bancshares, Inc.

Earnings Performance

Total Return
200
175
150
125
100
75
50
25
0
1997
1998
1999
2000
2001
2002
First Community Bancshares, Inc.
S&P 500
Asset Size & Regional Peer Group

Total Return Earnings Performance 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01 12/31/02 First Community Bancshares, Inc. 100 99.03 80.92 83.35 143.72 170.51 S&P 500 100 128.55 155.6 141.42 124.69 96.95 Asset Size & Regional Peer Group 100 86.33 70.3 63.45 78.43 108.1

First Community Bancshares, Inc.

Earnings Performance

Dividends Per Share ($)

1.00
0.80
0.60
0.40
0.20
0.00
0.76
0.80
0.86
0.89
1.00
1998
1999
2000
2001
2002

Earnings Performance 1998 1999 2000 2001 2002 0.76 0.8 0.86000000013148 0.89000000013148 1 Dividends Per Share ($)

Corporate Governance First Community Bancshares, Inc. Board of Directors First Community Bank, N. A. Board of Directors

Corporate Governance Evaluate and monitors disclosure controls Consists of senior management SEC counsel participates on an advisory basis Includes Chairman of the Audit Committee Financial Reporting and Disclosure Committee

Corporate Governance Audit Committee Chaired by Dr. Allen Hamner Integral part of FRDC Review Process Recently initiated review of Corporate Code of Conduct